                                                                    EXHIBIT 99.2

12/98                                                                     Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:            $  2,736,622,992.93
Beginning of the Month Finance Charge Receivables:       $    120,178,951.69
Beginning of the Month Discounted Receivables:           $              0.00
Beginning of the Month Total Receivables:                $  2,856,801,944.62


Removed Principal Receivables:                           $              0.00
Removed Finance Charge Receivables:                      $              0.00
Removed Total Receivables:                               $              0.00


Additional Principal Receivables:                        $     91,263,231.34
Additional Finance Charge Receivables:                   $      5,060,336.26
Additional Total Receivables:                            $     96,323,567.60


Discounted Receivables Generated this Period:            $              0.00


End of the Month Principal Receivables:                  $  2,916,469,244.68
End of the Month Finance Charge Receivables:             $    128,527,739.51
End of the Month Discounted Receivables:                 $              0.00
End of the Month Total Receivables:                      $  3,044,996,984.19


Special Funding Account Balance                          $              0.00
Aggregate Invested Amount (all Master Trust Series)      $  2,330,000,000.00
End of the Month Transferor Amount                       $    586,469,244.68
End of the Month Transferor Percentage                                 20.11%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                               RECEIVABLES


   30-59 Days Delinquent                                 $     63,781,837.88
   60-89 Days Delinquent                                 $     44,564,477.83
   90+ Days Delinquent                                   $     86,639,442.39


   Total 30+ Days Delinquent                             $    194,985,758.10
   Delinquent Percentage                                                6.40%

Defaulted Accounts During the Month                      $     13,640,013.34
Annualized Default Percentage                                           5.98%

Principal Collections                                         378,417,759.21
Principal Payment Rate                                                 13.83%

Total Payment Rate                                                     14.86%

12/98                                                                     Page 2


INVESTED AMOUNTS


   Class A Initial Invested Amount                       $    368,000,000.00
   Class B Initial Invested Amount                       $     32,000,000.00

INITIAL INVESTED AMOUNT                                  $    400,000,000.00

   Class A Invested Amount                               $    368,000,000.00
   Class B Invested Amount                               $     32,000,000.00

INVESTED AMOUNT                                          $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         14.36%
PRINCIPAL ALLOCATION PERCENTAGE                                        14.36%


MONTHLY SERVICING FEE                                    $        666,666.66

INVESTOR DEFAULT AMOUNT                                  $      1,958,705.92


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            92.00%

   Class A Finance Charge Collections                    $      6,548,734.26
   Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                            $      6,548,734.26


   Class A Monthly Interest                              $      1,833,351.16
   Class A Servicing Fee                                 $        613,333.33
   Class A Investor Default Amount                       $      1,802,009.45

TOTAL CLASS A EXCESS SPREAD                              $      2,300,040.32


REQUIRED AMOUNT                                          $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.00%

   Class B Finance Charge Collections                    $        569,455.14
   Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $        569,455.14


   Class B Monthly Interest                              $        162,452.95
   Class B Servicing Fee                                 $         53,333.33

TOTAL CLASS B EXCESS SPREAD                              $        353,668.86

12/98                                                                     Page 3


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                      $      2,653,709.18


   Excess Spread Applied to Required Amount              $              0.00

   Excess Spread Applied to Class A Investor             $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                $        156,696.47

   Excess Spread Applied to Class B Investor             $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                 $         27,555.56
   Collateral Fee

   Excess Spread Applied to Cash Collateral              $              0.00
   Account

   Excess Spread Applied to other amounts owed           $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                              $      2,469,457.15


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $     14,186,721.33


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $              0.00
SERIES 1995-A

   Excess Finance Charge Collections Applied to          $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to          $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to          $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to          $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to          $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to          $              0.00
   Cash Collateral Account

12/98                                                                    Page 4


   Excess Finance Charge Collections Applied to          $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


   Base Rate (Current Month)                                            7.79%
   Base Rate (Prior Month)                                              7.54%
   Base Rate (Two Months Ago)                                           7.67%

THREE MONTH AVERAGE BASE RATE                                           7.67%

   Portfolio Yield (Current Month)                                     15.48%
   Portfolio Yield (Prior Month)                                       13.64%
   Portfolio Yield (Two Months Ago)                                    18.23%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    15.78%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                           92.00%

   Class A Principal Collections                         $     50,096,931.81

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections                         $      4,356,254.94

TOTAL PRINCIPAL COLLECTIONS                              $     54,453,186.75


REALLOCATED PRINCIPAL COLLECTIONS                        $              0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DISTRIBUTION AMOUNT                           $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DISTRIBUTION AMOUNT                           $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $     54,453,186.75
SHARING

12/98                                                                    Page 5


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $              0.00

CLASS B INVESTOR CHARGE OFFS                             $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                  $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                       $     52,000,000.00
   Available Cash Collateral Amount                      $     52,000,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Paymets                     $              0.00
   Class B Interest Rate Cap Paymets                     $              0.00

TOTAL DRAW AMOUNT                                        $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $              0.00


                                                First USA Bank, NA
                                                as Servicer


                                                By:  /s/ TRACIE KLEIN
                                                   -----------------------------
                                                        Tracie H. Klein
                                                         Vice President